UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section

13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2005

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145 95-4160558

(Commission File Number) (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

(713) 652-7200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The descriptions set forth below are qualified in their entirety by the full text of the respective documents to which they refer, which documents are filed herewith.

Item 1.01 Entry into a Material Definitive Agreement

Undertaking Agreement and Receivables Purchase Agreement

On April 27, 2005, Lyondell Chemical Company (the "Company") entered into amendments to its Undertaking Agreement (the "Undertaking Agreement") dated as of December 17, 2003, as amended, and Receivables Purchase Agreement (the "Receivables Purchase Agreement") dated as of December 17, 2003, as amended, among Lyondell Funding II, LLC as the seller, the Company as the servicer, the banks and other financial institutions party thereto as purchasers, and Citicorp USA, Inc. as asset agent and administrative agent for the purchasers. The amendments were entered into for the purpose of conforming the covenants in those agreements to the Company's Amended and Restated Credit Agreement dated as of December 16, 2004 among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Citicorp USA, Inc., Credit Suisse First Boston and Societe Generale as Co-Documentation Agents.

The amendment to the Receivables Purchase Agreement is being filed with this Current Report on Form 8-K as Exhibit 4.23(c). The amendment to the Undertaking Agreement is being filed with this Current Report on Form 8-K as Exhibit 4.24(c).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

4.23(c) Amendment No. 3 dated as of April 27, 2005 to Receivables Purchase Agreement dated as of December 17, 2003 among Lyondell Funding II, LLC as the seller, Lyondell Chemical Company as the servicer, the banks and other financial institutions party thereto as purchasers, and Citicorp USA, Inc. as asset agent and administrative agent for the purchasers

4.24(c) Amendment No. 3 dated as of April 27, 2005 to Undertaking Agreement dated as of December 17, 2003 by Lyondell Chemical Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:/s/ Kerry A. Galvin

Name: Kerry A. Galvin

Title: Senior Vice President, General Counsel & Secretary

Date: April 28, 2005

INDEX TO EXHIBITS

Exhibit

Number Description

4.23(c) Amendment No. 3 dated as of April 27, 2005 to Receivables Purchase Agreement dated as of December 17, 2003 among Lyondell Funding II, LLC as the seller, Lyondell Chemical Company as the servicer, the banks and other financial institutions party thereto as purchasers, and Citicorp USA, Inc. as asset agent and administrative agent for the purchasers

4.24(b) Amendment No. 3 dated as of April 27, 2005 to Undertaking Agreement dated as of December 17, 2003 by Lyondell Chemical Company